                                                                    Exhibit 10.4

                            INDEMNIFICATION AGREEMENT

     This Indemnification  Agreement (this "Agreement") is made and entered into this ____ day of ________,  2005 between  Collins  Industries,  Inc., a Missouri corporation (the "Company"), and _______________  ("Indemnitee"),  a director of the Company.

     WHEREAS,  the  Indemnitee  serves  or has  been  nominated  to serve on the
Company's board of directors (the "Board") and agrees,  on the condition that he be so indemnified, to continue to serve or to serve as a director of the Company and in such capacity will render services to the Company;

     WHEREAS,  the Company is aware that  because of the  increased  exposure to litigation  subjecting  directors to expensive  litigation  risks,  talented and experienced persons are increasingly  reluctant to serve or continue to serve as
directors   and  officers  of   corporations   unless  they  are   appropriately
indemnified;

     WHEREAS,  the Company is also aware that  statutes and  judicial  decisions regarding  the duties of directors  and  officers are often  difficult to apply, ambiguous or conflicting  and therefore fail to provide  directors with adequate guidance regarding the proper course of action;

     WHEREAS,  the Company  desires to attract and retain the services of highly experienced and capable individuals,  such as Indemnitee,  to serve as directors of the Company and to  indemnify  its  directors  so as to provide them with the maximum protection permitted by law;

     WHEREAS, the Company believes that it is reasonable,  prudent, fair, proper and  necessary to protect the  Company's  directors  from the risk of judgments, fines,  settlements  and  other  expenses  which  may occur as a result of their service to the Company;

     WHEREAS,  in recognition of Indemnitee's  reliance on the provisions of the
Articles of Incorporation of the Company, as amended ("Articles"),  that require indemnification  of the  Indemnitee,  and in part  to  provide  Indemnitee  with specific  contractual  assurance that the  protection  promised by such Articles will be  available  to  Indemnitee  (regardless  of,  among  other  things,  any amendment to or revocation of such Articles or any change in the  composition of the Company's  Board or acquisition  transaction  relating to the Company),  the
Company wishes to provide in this Agreement for the  indemnification of, and the advancement of expenses to,  Indemnitee to the full extent,  whether  partial or complete, permitted by law and as set forth in this Agreement.

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the Company and Indemnitee,  intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

          (a)  "Change of Control"  shall be deemed to have  occurred in any one of the following  circumstances  occurring after the date hereof: (i) there shall have  occurred an event  required to be reported  with respect to the
     Company in response to Item 6(e) of

     Schedule 14A of  Regulation  14A (or in response to any similar item or any similar  schedule or form) under the  Securities  Exchange Act of 1934,  as amended (the  "Exchange  Act"),  regardless  of whether the Company is then subject to such reporting  requirement,  (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the
     "beneficial  owner"  (as  defined in Rule 13d-3  under the  Exchange  Act), directly or indirectly,  of securities of the Company  representing  15% or more of the combined voting power of the Company's then outstanding  voting securities, (iii) the Company is a party to a merger,  consolidation,  sale of assets or other reorganization,  or a proxy contest, as a consequence of which members of the Board in office  immediately prior to such transaction or event constitute less than a majority of the Board thereafter,  (iv) all or substantially all the assets of the Company are sold or disposed of in a transaction or series of related  transactions,  or (v) the individuals who on the date hereof constitute the Board (including,  for this purpose,  any new director  whose  election or  nomination  for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors then still in office who were  directors on the date hereof)  cease for any reason to constitute at least a majority of the Board.

          (b)  "Enterprise"  means any  Person of which  Indemnitee  is or was a
     Fiduciary.

          (c)  "Expenses"  means  all  direct  and  indirect  costs  (including, without limitation,  attorneys' fees, retainers,  court costs, transcripts, fees of experts,  witness fees, travel expenses,  appeal bonds, duplicating costs,  printing and binding costs,  telephone charges,  postage,  delivery service  fees,  and all  other  disbursements  or  out-of-pocket  expenses)
     actually and  reasonably  incurred in connection  with (i) any  Proceeding,
     (ii) establishing or enforcing any right to  indemnification or advancement of expenses under this Agreement,  applicable law, any other agreement,  or any provision of the Company's  Articles of  Incorporation or Bylaws now or
     hereafter in effect or otherwise,  or (iii) the review and  preparation  of this Agreement on behalf of Indemnitee;  provided, however, that "Expenses"
     shall not include any Liabilities.

          (d)  "Fiduciary" means an individual  serving as a director,  officer, trustee, general partner, managing member,  fiduciary,  board of directors'
     committee member,  employee or agent of (i) the Company, (ii) any resulting corporation  in  connection  with a  consolidation  or  merger to which the
     Company  is a party,  or (iii)  any other  Person  (including  an  employee benefit  plan) at the request of the  Company,  including  any service with respect to an employee benefit plan, its participants or its beneficiaries.

          (e)  "Independent  Counsel"  means a law  firm,  or a member  of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the five years  previous to its  selection  or  appointment  has been, retained to represent (i) the Company or the Indemnitee in any matter material  to either  such party  (other than as  Independent  Counsel  with respect to matters concerning the rights of Indemnitee under this Agreement or of other indemnities under similar  indemnification  agreements) or (ii)
     any  other   party  to  the   Proceeding   giving   rise  to  a  claim  for
     indemnification  hereunder.  For the  avoidance  of doubt,  any law firm or member of a law firm that shall have  advised  either party with respect to the review  and  preparation  of this  Agreement  shall not be  Independent
     Counsel for the purposes of this Agreement.

          (f)  "Liabilities"  means liabilities of any type whatsoever  incurred by reason of (i) the fact that  Indemnitee  is or was a Fiduciary,  or (ii)
     any action  taken (or failure to act) by him or her or on his or her behalf in the capacity of Fiduciary, including, but not limited to, any judgments, fines (including any excise taxes assessed on Indemnitee with respect to an employee benefit plan), ERISA excise taxes and penalties, and penalties and amounts paid in  settlement  of any  Proceeding  (including  all  interest, assessments  and other  charges  paid or payable in  connection  with or in respect of such judgments, fines, penalties or amounts paid in settlement).

          (g)  "Person" means any individual,  corporation,  partnership,  joint venture,  firm,  association,  limited liability  company,  trust,  estate, governmental unit or other enterprise or entity.

          (h)  "Proceeding"   means  any   threatened,   pending  or   completed
     investigation,  civil or criminal action,  third-party  action,  derivative action, claim, suit, arbitration,  counterclaim,  cross claim,  alternative dispute resolution mechanism, inquiry,  administrative hearing or any other
     proceeding  whether  civil,   criminal,   administrative,   legislative  or
     investigative,  including  any appeal  therefrom  in which  Indemnitee  was involved, or threatened to be involved, as a party, witness or otherwise by reason of (i) the fact that  Indemnitee is or was a Fiduciary,  or (ii) any action  taken (or  failure to act) by him or her or on his or her behalf in the capacity of Fiduciary.

          (i)  "Subsidiary"  means  any  Person  of  which  a  majority  of  the outstanding  voting  securities or other voting equity interests are owned, directly or indirectly by the Company.

     SECTION 2. Services by the Indemnitee. The Indemnitee agrees to continue to serve,  or to serve, as a director of the Company at the will of the Company for so long as the Indemnitee is duly elected and qualified, appointed or until such time as the  Indemnitee  tenders a  resignation  in  writing  or is removed as a director in accordance  with the Missouri  General and Business  Corporation Law
(the "MGBCL"),  or the Company's Bylaws as amended from time to time;  provided, however,  the  Indemnitee  may at any time and for any reason  resign  from such position.

     SECTION 3. Indemnification.

          (a)  Indemnification.  Subject  to  the  further  provisions  of  this
     Agreement,  the Company hereby agrees to and shall indemnify Indemnitee and hold  him or her  harmless  from  and  against  any  and all  Expenses  and
     Liabilities  incurred  by  Indemnitee  or on  Indemnitee's  behalf,  to the fullest  extent  permitted by applicable  law in effect on the date hereof, and to such  greater  extent as  applicable  law may  thereafter  permit or authorize.

          (b)  Presumptions.

               (i)  Upon  making  any  request  for  indemnification  under this
          Agreement,  Indemnitee  shall  be  presumed  to be  entitled  to  such indemnification and, in connection with any determination with respect to  entitlement  to  indemnification  under  Section 4(c) hereof,  the
          Company  shall  have the  burdens  of

          coming forward with clear and convincing evidence and of persuasion to overcome that  presumption in connection with the making by any Person of any determination contrary to that presumption. Neither the failure
          of  any  Person  to  have  made  such   determination   prior  to  the
          commencement   of  any  action   pursuant  to  this   Agreement   that
          indemnification is proper in the circumstances  because Indemnitee has met the applicable standard of conduct, nor an actual determination by any Person  that  Indemnitee  has not met any  applicable  standard of conduct, shall be a defense to any such action by Indemnitee or create a presumption  that Indemnitee has not met the applicable  standard of conduct.

               (ii) For purposes of any determination of good faith,  Indemnitee shall be deemed to have acted in good faith if Indemnitee's  action is based on the records or books of account of any Enterprise,  including financial statements,  or on information supplied to Indemnitee by the officers of such  Enterprise in the course of their duties,  or on the advice of legal  counsel  for such  Enterprise  or on  information  or records  given or reports made to such  Enterprise  by an  independent certified  public  accountant  or  by an  appraiser  or  other  expert selected by such Enterprise. The provisions of this Section 3(b) shall not be  deemed  to be  exclusive  or to  limit  in any way  the  other circumstances  in which  Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

               (iii) If the Person  empowered  or selected  under  Section  4(c)
          hereof to determine whether  Indemnitee is entitled to indemnification shall not have made a  determination  within ninety (90) calendar days after  the  final  determination  in  the  Proceeding,  the  requisite determination  of  entitlement to  indemnification  shall be deemed to
          have   been   made  and   Indemnitee   shall  be   entitled   to  such
          indemnification, absent (A) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially  misleading,  in connection  with the request for  indemnification,  or (B) a  prohibition  of such  indemnification under applicable law.

               (iv) The  knowledge  and/or  actions,  or failure to act,  of any other  Fiduciary  shall not be imputed to  Indemnitee  for purposes of determining any right to indemnification under this Agreement.

               (c)  Effect  of  Certain  Proceedings.  The  termination  of  any
          Proceeding by judgment,  order, settlement,  conviction or upon a plea of nolo contendre or its  equivalent,  shall not, of itself,  create a presumption  that Indemnitee did not act in good faith and in a manner reasonably  believed to be in or not opposed to the best  interests of the  Company,  and  with  respect  to any  criminal  Proceeding,  that
          Indemnitee had reason to believe his or her conduct was unlawful.

     SECTION 4. Advance of Expenses; Indemnification Procedure.

          (a)  Notice by Indemnitee  and Claim for  Indemnification.  Indemnitee
     shall,  as  promptly as  reasonably  practicable  under the  circumstances, notify the Company in

     writing upon being served with any summons, citation, subpoena,  complaint, indictment, information or other document relating to any Proceeding or any other  matter which may be subject to  indemnification  of  Liabilities  or advancement of Expenses covered by this Agreement;  provided however,  that any delay or failure to so notify the Company  shall relieve the Company of its obligations  hereunder only to the extent,  if at all, that the Company is actually and  materially  prejudiced by reason of such delay or failure.
     Notice to the Company shall be directed to the [officer] of the Company, at the addresses  shown on the signature page of this Agreement (or such other address  as the  Company  shall  designate  in writing  to  Indemnitee)  in accordance with Section 17 hereof. To obtain indemnification or advancement of Expenses under this Agreement, Indemnitee shall submit a written request therefor,  which shall  include a reasonably  comprehensive  accounting  of amounts for which indemnification is being sought and shall refer to one or more of the  provisions of this  Agreement  pursuant to which such claim is being made and may  designate  that  payment  be made to another  Person on
     Indemnitee's behalf.

          (b)  Advancement  of Expenses.  The Company shall advance all Expenses incurred  by  Indemnitee  or on  Indemnitee's  behalf,  without  regard  to
     Indemnitee's  ultimate  entitlement  to  indemnification  under  the  other provisions of this Agreement.  Indemnitee  hereby  undertakes to repay such amounts  advanced  unless  Indemnitee is entitled to be  indemnified by the
     Company.  Any advance,  and undertakings to repay pursuant to this Section, shall be unsecured  and interest  free.  The advances to be made  hereunder shall be paid by the Company to Indemnitee within thirty (30) calendar days following delivery of any written request, from time to time, by Indemnitee to the  Company.  Any  overdue  amount of such  Expenses  to be paid by the
     Company hereunder shall bear interest,  compounded monthly, at a rate of 8%
     per annum.  Advances payable hereunder shall include any and all reasonable
     Expenses  incurred pursuing an action to enforce this right of advancement, including  Expenses incurred preparing and forwarding any statements to the
     Company to support the advances claimed.

          (c)  Determination of Entitlement to Indemnification. A determination, if expressly  required by  applicable  law,  with  respect to  Indemnitee's entitlement to  indemnification  hereunder shall be made within ninety (90)
     calendar days after final determination in the Proceeding by (i) a majority vote of the Board who are not parties to the Proceeding in respect of which indemnification is sought by Indemnitee, even though less than a quorum, or
     (ii) by a committee of such directors designated by a majority vote of such directors  even  though  less than a quorum,  or (iii) if there are no such directors,  or if such  directors so direct,  by  Independent  Counsel in a written opinion to the Board (a copy of which opinion shall be delivered to
     Indemnitee),  or  (iv)  if so  directed  by the  Board,  by a  vote  of the shareholders; provided, however, that if there has been a Change of Control at or  prior  to the  time  of  such  notice  by  Indemnitee,  Indemnitee's entitlement  to  indemnification  shall be determined  within the foregoing
     time  period  by  Independent   Counsel   selected  by   Indemnitee,   such
     determination  to be set forth in a written opinion to the Board (a copy of which opinion shall be delivered to Indemnitee).  The Company agrees to pay the reasonable fees of any Independent  Counsel and to fully indemnify such
     Independent Counsel against any and all Expenses,  claims,  liabilities and damages  arising  out of or relating to this  Agreement  or its  engagement pursuant  hereto.  If,  pursuant to the  foregoing,  it is determined  that
     Indemnitee is entitled to  indemnification,  payment to

     Indemnitee shall be made (net of all amounts,  if any,  previously advanced to the  Indemnitee or other Persons on  Indemnitee's  behalf) within thirty
     (30)  calendar  days  from  the  date  of  notice  to  the  Company  of the determination.  Indemnitee shall reasonably cooperate in the making of such determination,  including  providing upon  reasonable  advance  request any documentation or information which is not privileged or otherwise protected from  disclosure  and  which is  reasonably  available  to  Indemnitee  and
     reasonably   necessary  to  such  determination.   Any  costs  or  expenses
     (including attorneys' fees and disbursements)  incurred by Indemnitee in so cooperating with the Person making such determination  shall be included as
     Expenses for the purposes of this  Agreement.  Nothing in this Section 4(c)
     shall  be  construed  to  limit  or  modify  the  presumptions  in favor of
     Indemnitee set forth in Section 3(b).

          (d)  Notice to Insurers.  If, at the time of the receipt of any notice of any  Proceeding  pursuant  to  Section  4(a)  hereof,  the  Company  has directors' and officers'  liability  insurance in effect,  then the Company shall give prompt  notice of the  commencement  of such  Proceeding  to the
     directors'  and  officers'   liability  insurers  in  accordance  with  the
     procedures  set  forth  in  the  respective  policies.  The  Company  shall thereafter take all necessary or appropriate  action to cause such insurers to pay, on behalf of  Indemnitee,  all amounts  payable as a result of such
     Proceeding in accordance  with the terms of such  policies.  The failure or refusal of such  insurers to pay any such amount shall not affect or impair the obligations of the Company under this Agreement.

          (e)  Control of Defense; Counsel Costs; Settlement. In connection with paying the Expenses of any  Proceeding  against  Indemnitee  under  Section
     4(b),  the Company shall be entitled to elect to assume the defense of such
     Proceeding,  with counsel approved by Indemnitee,  which approval shall not be unreasonably  withheld,  by the delivery to Indemnitee of written notice of its election to do so. After  delivery of such notice,  approval of such counsel by Indemnitee and the retention of such counsel by the Company, the
     Company shall not be liable to Indemnitee under this Agreement for any fees of separate counsel subsequently incurred by Indemnitee with respect to the same  Proceeding;  provided,  that (i)  Indemnitee  shall have the right to employ  counsel  in  any  such  Proceeding  at  Indemnitee's  expense;  and provided,  further (ii) if (A) the  employment of counsel by Indemnitee has been  authorized  by the  Company,  (B)  Indemnitee  shall have  reasonably concluded that there is an actual conflict of interest  between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not have employed counsel to assume the defense of such Proceeding within a reasonable  period of time, then in any such event the fees and expenses of
     Indemnitee's  counsel  shall be at the expense of the Company.  The Company shall not be entitled to assume the  defense of any  Proceeding  brought in the name of or on behalf of the  Company  or as to which  Indemnitee  shall have made the  conclusion  provided for in (B) above.  Notwithstanding  the foregoing,  if at any  time the  Company  fails  to pay any  Expenses  with
     respect  to  any  Proceeding  in  accordance   with  Section  4(b)  hereof,
     Indemnitee  shall  immediately  be  entitled  to assume and control his own defense in such Proceeding with counsel of his own choice (by notice to the
     Company),  and  will  have  all  rights  to  advancement  of  Expenses  and indemnification  of  those  Expenses  hereunder.  If two or  more  persons, including  the  Indemnitee,  may be  entitled to  indemnification  from the
     Company  as  parties  to  any  Proceeding,  the  Company  may  require  the
     Indemnitee  to

     use the same legal counsel as the other parties.  The Indemnitee shall have the right to use separate legal counsel in the Proceeding,  but the Company shall not be liable to the Indemnitee under this Agreement for the fees and expenses  of  separate  legal  counsel  incurred  after the notice from the
     Company  of the  requirement  to use the same  legal  counsel  as the other parties,  unless the  Indemnitee  reasonably  concludes that there may be a conflict of interest  between the  Indemnitee  and any of the other parties required by the Company to be so represented by the same legal counsel. The
     Company  shall not  settle  any  action or claim in any  manner  that would impose  any  limitation  or  unindemnified  penalty on  Indemnitee  without
     Indemnitee's  written  consent,  which  consent  shall not be  unreasonably withheld.

     SECTION 5. Remedies of Indemnitee.

          (a)  In the event that (i) a determination is made pursuant to Section
     4(c) of this Agreement that  Indemnitee is not entitled to  indemnification under this  Agreement,  (ii)  advancement  of  Expenses  is not timely made pursuant to Section 4(b) hereof,  (iii) no  determination of entitlement to indemnification shall have been made pursuant to Section 4(c) hereof within ninety (90) calendar days after final  determination in the Proceeding,  or
     (iv) payment of indemnification is not made pursuant to Section 4(c) hereof within thirty (30) calendar days after the date of notice to the Company of
     the   determination   that  Indemnitee  is  entitled  to   indemnification,
     Indemnitee  shall be entitled to an  adjudication  by a court of  competent jurisdiction  of his  entitlement to such  indemnification,  advancement of
     Expenses,  or to recover damages for breach of this Agreement.  The Company shall not oppose Indemnitee's right to seek any such adjudication.

          (b)  In the event that a  determination  shall have been made pursuant to Section  4(c) of this  Agreement  that  Indemnitee  is not  entitled  to indemnification, any judicial proceeding commenced pursuant to this Section
     5 shall be  conducted  in all  respects  as a de novo trial and  Indemnitee shall not be  prejudiced  by reason of that adverse  determination.  In any judicial proceeding  commenced pursuant to this Section 5 the Company shall have the burdens of coming forward with clear and  convincing  evidence and of persuasion that Indemnitee is not entitled to  indemnification,  and the
     Company  may not refer to or  introduce  into  evidence  any  determination pursuant to Section 4(c) of this  Agreement  adverse to Indemnitee  for any purpose.  If a determination  shall have been made pursuant to Section 4(c)
     hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial  proceeding  commenced pursuant to this Section 5, absent (i) a  misstatement  by  Indemnitee of a material fact,  or an omission of a material  fact  necessary  to make  Indemnitee's statement not  materially  misleading,  in connection  with the request for indemnification,  or  (ii) a  prohibition  of  such  indemnification  under applicable law.

          (c)  In the event that Indemnitee, pursuant to this Section 5, seeks a judicial  adjudication  to enforce his rights under,  or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company,  and shall be indemnified by the Company against,  any and all
     Expenses  actually and  reasonably  incurred by him or her in such judicial adjudication.  If it shall be determined in said

     judicial  adjudication  that Indemnitee is entitled to receive part but not all of the indemnification sought,  Indemnitee shall be entitled to recover from the Company,  and shall be indemnified by the Company against, any and all Expenses  reasonably  incurred by Indemnitee  in  connection  with such judicial adjudication.

          (d)  The Company  shall be  precluded  from  asserting in any judicial proceeding  commenced  pursuant to this Section 5 that the  procedures  and presumptions  of this Agreement are not valid,  binding and enforceable and shall  stipulate  in any such  court  that the  Company is bound by all the provisions of this Agreement.

     SECTION 6. Nonexclusivity.  The indemnification  provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the
Company's Articles of Incorporation,  the Company's Bylaws,  any agreement,  any vote of shareholders or disinterested directors, the MGBCL or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

     SECTION 7. Partial  Indemnification.  If Indemnitee  is entitled  under any provision  of this  Agreement  to  indemnification  by the Company for some or a portion of the  Expenses  or  Liabilities  actually  or  reasonably  incurred by
Indemnitee in  investigation,  defense,  appeal or settlement of any Proceeding, but not, however,  for the total amount thereof,  the Company shall nevertheless indemnify  Indemnitee for the portion of such Expenses and  Liabilities to which
Indemnitee is entitled.  Moreover,  notwithstanding  any other provision of this
Agreement,  in the event that  Indemnitee  has been  successful on the merits or otherwise  in defense of any or all claims for which  indemnification  is sought hereunder,  Indemnitee  shall be  indemnified  against all Expenses  incurred in connection therewith.

     SECTION  8.  Mutual   Acknowledgment.   Both  the  Company  and  Indemnitee
acknowledge that in certain instances, federal or state law or applicable public policy  may  prohibit  the  Company  from  advancing  expenses  or  indemnifying
Indemnitee  under  this  Agreement  or  otherwise.  Indemnitee  understands  and acknowledges  that the Company may be required in the future to  undertake  with the Securities and Exchange Commission to submit the question of indemnification to a court in certain  circumstances  for a determination of the Company's right under public policy to indemnify  Indemnitee.  Any action taken  pursuant to the terms of this Section 8 shall not constitute a breach of this Agreement.

     SECTION 9. Directors' and Officers' Liability Insurance.  The Company shall use its best  efforts to obtain  and  maintain  on an ongoing  basis a policy or policies of insurance on commercially  reasonable terms with reputable insurance companies providing liability insurance for Fiduciaries,  including  Indemnitee, in respect of acts or omissions occurring while serving in such capacity, and to ensure the Company's  performance of its indemnification  obligations under this
Agreement,  on terms with respect to coverage and amount (including with respect to the  payment of  Expenses)  no less  favorable  than those of such  policy or policies  of  insurance  in effect on the date  hereof.  To the extent  that the
Company maintains a policy or policies of insurance  pursuant to this Section 9,
Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum  extent of the coverage  available  for any Fiduciary under such policy or policies.

     SECTION 10. Severability.  If this Agreement or any portion hereof shall be invalidated or ruled to be unenforceable on any ground by any court of competent jurisdiction,  then the Company shall nevertheless  indemnify  Indemnitee to the full extent permitted by applicable law and the court is expressly requested and authorized  to construe  this  Agreement in order,  as closely as  possible,  to provide the benefits to Indemnitee intended by this Agreement.

     SECTION 11. Duration of Agreement.  The indemnification provided under this
Agreement  shall continue as to the Indemnitee for any action taken or not taken while serving as a Fiduciary even though  Indemnitee may have ceased to serve in such capacity at the time of any action or other covered proceeding.

     SECTION  12.  Exceptions.  Any  other  provision  herein  to  the  contrary notwithstanding,  the Company  shall not be  obligated  pursuant to the terms of this Agreement to indemnify Indemnitee as follows:

          (a)  Excluded Acts. No  indemnification  shall be made for any acts or omissions  or  transactions  if and to the extent  that it shall be finally determined,  that a director may not be relieved of liability  arising from any such acts or omissions or transactions under the MGBCL;

          (b)  Claims Initiated by Indemnitee.  No indemnification or advance of
     Expenses to Indemnitee  shall be made with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense or compulsory counterclaim, except with respect to such Proceedings brought to establish or enforce a right to  indemnification or advancement of Expenses under this Agreement or any other statute or applicable law or otherwise as required  under  Section  351.355.3  of the MGBCL or any  provision  of the
     Articles of Incorporation or Bylaws of the Company, unless (i) the Board of
     Directors has approved the  initiation or bringing of such  Proceeding  (or
     any  part  of  any   Proceeding)   or  (ii)  the   Company   provides   the
     indemnification,  in its sole discretion,  pursuant to the powers vested in the Company under applicable law;

          (c)  Lack of Good Faith. No indemnification shall be made to indemnify
     Indemnitee  for any Expenses or  Liabilities  incurred by  Indemnitee  with respect to any Proceedings instituted by Indemnitee to enforce or interpret this  Agreement,  if it shall be  determined  by a final  judgment or other final  adjudication,  not subject to further appeal or review, that each of the material  assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (d)  Insured  Claims.  No  indemnification  shall be made to indemnify
     Indemnitee for Expenses or Liabilities of any type  whatsoever if, but only to the extent that,  Indemnitee  shall have actually  received payment with respect to any such  Expenses  or  Liabilities  from an  insurer  under any policy of directors' and officers'  liability  insurance  maintained by the
     Company,  and any such payment shall not be recovered (in whole or in part)
     from Indemnitee by such insurer;

          (e)  Claims under  Section  16(b).  No  indemnification  shall be made under this Agreement for Expenses,  Liabilities  and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar state or local law with respect to the disgorgement of "short swing" profits; or

          (f)  Unauthorized Settlements.  No indemnification shall be made under this  Agreement  for any  amounts  paid in  settlement  of any  Proceedings covered hereby without the prior consent of the Company to such settlement, which consent shall not be unreasonably withheld;

provided,  that nothing in this Section 12 shall be construed to limit or modify the presumptions in favor of Indemnitee set forth in Section 3(b).

     SECTION 13. Effectiveness of Agreement. The indemnification permitted under the terms of certain  provisions of this Agreement  shall be effective as of the date  first-above  written and shall apply to acts or  omissions  of  Indemnitee which occurred prior to such date if Indemnitee was a Fiduciary at the time such act or omission occurred.

     SECTION 14.  Counterparts.  This  Agreement  may be executed in two or more counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.

     SECTION 15. Successors and Assigns.

          (a)  This Agreement  shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their  respective  successors, assigns,  including any direct or indirect  successor by purchase,  merger, consolidation  or  otherwise  to all or  substantially  all of the business
     and/or   assets   of  the   Company,   spouses,   heirs,   and   executors,
     administrators,  personal  and legal  representatives.  The  Company  shall require and cause any  successor  (whether  direct or indirect by purchase, merger,  consolidation  or  otherwise)  to all or  substantially  all, or a substantial  part of the  business  or assets of the  Company,  by  written agreement in the form and substance  satisfactory to Indemnitee,  expressly to assume and agree to perform this Agreement in the manner and to the same extent that the Company would be required to perform if no such  succession had taken place.

          (b)  The right to indemnification and advancement of Expenses provided by this  Agreement  shall  continue  as to a person  who has ceased to be a
     Fiduciary.  If the  Indemnitee  is deceased and would have been entitled to indemnification  under any provision of this  Agreement,  when requested in writing by the spouse of the  Indemnitee,  and/or the  Indemnitee's  heirs, executors,  administrators,  legatees or assigns, the Company shall provide appropriate evidence of the Company's agreement set out herein.

     SECTION  16.  Modification  and  Waiver.  No  supplement,  modification  or amendment of this Agreement  shall be binding unless executed in writing by both of the parties  hereto.  The  observance  of any term of this  Agreement  may be waived (either generally or in a particular instance and either retroactively or prospectively)  by the party  entitled  to  enforce  such term only by a writing signed by the party  against  which such waiver is to be asserted.  No waiver of any of

the provisions of this Agreement shall be deemed or shall constitute a waiver of any other  provisions  hereof  (whether  or not  similar)  nor shall such waiver constitute a continuing waiver.

     SECTION 17. Notice. All notices, requests, demands and other communications under this  Agreement  shall be in writing and shall be deemed duly given (i) if delivered by hand or by courier and receipted for by the party addressee, on the date of such receipt,  (ii) if mailed by domestic  certified or registered  mail with postage  prepaid,  on the third  business day after the date  postmarked or
(iii) if sent by facsimile transmission and fax confirmation is received, on the next business day following the date on which such  facsimile  transmission  was sent. Addresses for notice to either party are as shown on the signature page of this Agreement, and may be subsequently modified by written notice.

     SECTION 18. Subrogation.  In the event of payment under this Agreement, the
Company  shall be  subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee,  who shall, at the Company's expense, execute all documents  required  and do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     SECTION 19. Evidence of Coverage.  Upon request by Indemnitee,  the Company shall provide copies of any and all directors' and officers' liability insurance policies obtained and maintained in accordance with Section 9 of this Agreement.
The Company  shall  promptly  notify  Indemnitee of any changes in the Company's directors' and officers' liability insurance coverage.

     SECTION  20.  Contribution.  In order  to  provide  for just and  equitable contribution in circumstances in which the  indemnification  provided for herein is held by a court of competent  jurisdiction to be unavailable to Indemnitee in whole or part,  the  parties  agree  that,  in such  event,  the  Company  shall contribute to the payment of Indemnitee's  Expenses and Liabilities in an amount that is just and  equitable in the  circumstances,  taking into  account,  among other  things,  contributions  by other  directors  and  officers of the Company pursuant to indemnification  agreements or otherwise. The Company and Indemnitee agree that,  in the absence of personal  enrichment  of  Indemnitee,  or acts of intentional fraud or dishonest or criminal conduct on the part of Indemnitee, it would not be just and equitable  for  Indemnitee to contribute to the payment of
Expenses and Liabilities  arising out of a Proceeding in an amount greater than:
(i) in a case  where  Indemnitee  is a  director  of the  Company  or any of its subsidiaries but not an officer of either, the amount of fees paid to Indemnitee for serving as a director  during the 12 months  preceding the  commencement  of such Proceeding; or (ii) in a case where Indemnitee is a director of the Company or any of its subsidiaries and is an officer of either,  the amount set forth in clause (i) plus 5 percent of the aggregate cash  compensation paid to Indemnitee for serving as such officer(s)  during the 12 months  preceding the commencement of such  Proceeding;  or (iii) in a case where  Indemnitee is only an officer of the  Company  or  any of its  subsidiaries,  5  percent  of the  aggregate  cash compensation  paid to Indemnitee  for serving as such  officer(s)  during the 12 months  preceding  the  commencement  of  such  Proceeding.  The  Company  shall contribute  to the payment of Expenses  and  Liabilities  covered  hereby to the extent not payable by Indemnitee  pursuant to the  contribution  provisions  set forth in the preceding sentence.

     SECTION 21. No  Duplication  of Payments.  The Company  shall not be liable under this  Agreement  to make any  payment in  connection  with any  Expense or
Liability of Indemnitee to the extent Indemnitee has otherwise actually received payment  (under any  insurance  policy,  Articles  of  Incorporation,  Bylaws or otherwise) of the amounts  otherwise  indemnifiable  hereunder.  This  Agreement shall supersede any prior  indemnification  agreement between Indemnitee and the
Company.

     SECTION 22. Specific Performance.  The Company and the Indemnitee recognize that if any provision of this  Agreement is violated by the Company,  Indemnitee may be without an adequate remedy at law. Accordingly,  in the event of any such violation,  the  Indemnitee  shall be  entitled,  if  Indemnitee  so elects,  to institute proceedings, either in law or at equity, to obtain damages, to enforce specific performance,  to enjoin such violation,  or to obtain any relief or any combination of the foregoing as Indemnitee may elect it to pursue.

     SECTION 23.  Representations  of the Company.  The Company  represents  and warrants to the  Indemnitee  that  neither the  execution  and  delivery of this
Agreement  by the Company nor the  consummation  of the  transactions  set forth herein or contemplated  hereby will conflict with or result in any violation of, or constitute a breach of, or a default under,  the Articles of Incorporation or
Bylaws  of  the  Company,   or  under  any  contract,   instrument,   agreement,
understanding, mortgage, indenture, lease, insurance policy, permit, concession, grant,  franchise,  license,  judgment,  order, decree, statute, law, ordinance, rule or regulation applicable to the Company.

     SECTION 24.  Governing Law. The parties agree that this Agreement  shall be governed by, and  construed  and enforced in  accordance  with,  the laws of the state  of  Missouri  without  application  of the  conflict  of laws  principles thereof.

     SECTION 25. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably  consent to the jurisdiction and venue of the courts of the state of
Missouri  for all purposes in  connection  with any action or  proceeding  which arises out of or relates to this Agreement.

     SECTION 26. Entire Agreement.  This Agreement and the documents referred to herein  constitute the entire agreement  between the parties hereto with respect to the matters covered hereby,  and any other prior or  contemporaneous  oral or written  understandings or agreements with respect to the matters covered hereby are superseded by this Agreement.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the date first above-written.

                                       COLLINS INDUSTRIES, INC.
                                       15 Compound Drive
                                       Hutchinson, KS 67502

                                       By:
                                          --------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------
                                       Attention:
                                                   -----------------------------
                                       Facsimile:  620-___-____

AGREED TO AND ACCEPTED:                INDEMNITEE:

                                       Name:
                                            ------------------------------------
                                       [Address]
                                                --------------------------------
                                       [Facsimile]
                                                  ------------------------------